Schneider A&R RPA Amendment No. 6 AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 25, 2025 (this “Amendment”), is entered into by and among (a) Schneider Receivables Corporation, a Delaware corporation (the “Seller), (b) PNC Bank, National Association, a national banking association (“PNC” or a “Purchaser”), (c) Schneider National, Inc., a Wisconsin corporation, as initial Servicer (the “Servicer”), and (d) Wells Fargo Bank, N.A., a national banking association, in its individual capacity as a “Purchaser” and in its capacities as the “L/C Issuer” and the “Administrative Agent” under the Agreement defined in the Preliminary Statement below (in any or all of such capacities, “Wells Fargo”). PRELIMINARY STATEMENT The parties wish to increase the amount of Letters of Credit that may be issued under that certain Amended and Restated Receivables Purchase Agreement, dated as of December 17, 2013 (as heretofore amended and restated, the “Existing Agreement” and, as amended hereby, the “Agreement”), by and among (a) the Seller, (b) the Servicer, (c) the Purchasers from time to time party thereto, and (d) Wells Fargo, as the L/C Issuer and as Administrative Agent for the Purchasers and the L/C Issuer. Capitalized terms used and not otherwise defined herein have the meanings attributed thereto in the Existing Agreement. Accordingly, the parties hereby agree as follows: Section 1. Amendment to the Existing Agreement. The definition of “L/C Sublimit” set forth in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: “L/C Sublimit” means, at any time, $150,000,000 or such other amount as may be agreed from time to time in writing by the parties in accordance with Section 12.1. Section 2. Representations and Warranties. In order to induce Wells Fargo and PNC to enter into this Amendment, each of the Seller and Servicer hereby represents and warrants to them, as to itself, as follows: (a) after giving effect to this Amendment, each of the Seller’s and the Servicer’s representations and warranties in the Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date, (b) the execution and delivery by each of the Seller and the Servicer of this Amendment and the performance of its obligations under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (c) this Amendment has been duly executed and delivered by each of the Seller and the Servicer, (d) the execution and delivery by each of the Seller and the Servicer of this Amendment and the performance of its obligations under the Agreement as amended hereby do not contravene or violate (i) its Organic Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or

Schneider A&R RPA Amendment No. 6 2 affecting it or its property, and (e) this Amendment constitutes the legal, valid and binding obligation of each of the Seller and the Servicer enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of .pdf counterparts hereof, duly executed by each of the parties hereto. Section 4. Miscellaneous. 4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5- 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO). 4.2. CONSENT TO JURISDICTION. EACH OF THE SELLER AND THE SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 4.2 SHALL AFFECT THE RIGHT OF ANY PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ITS RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. 4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. 4.4. Ratification; Binding Effect. Except as expressly amended hereby, the Existing Agreement remains unaltered and in full force and effect. This Amendment shall be binding upon and inure to the benefit of all parties to the Agreement and their respective successors and permitted assigns (including any trustee in bankruptcy). 4.5. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. To the fullest extent permitted by applicable law, a counterpart of this Amendment delivered by facsimile or other electronic means shall have the same force and effect as an originally executed counterpart hereof. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without

Schneider A&R RPA Amendment No. 6 3 invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. <Signature pages follow>

me: Dale Abernathy WELLS FARGO BANK, N.A., individually as a Purchaser, as L/C Issuer and as Administrative Agent By: Na Title: Executive Director and Portfolio Manager Schneider A&R RPA Amendment No. 6 5

: PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: Name Title: Henry Chan Senior Vice President Schneider A&R RPA Amendment No. 6